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EXHIBIT 99.2


                    CERTIFICATE OF DESIGNATIONS, PREFERENCES,

                            RELATIVE RIGHTS AND OTHER

                         DISTINGUISHING CHARACTERISTICS

                                     OF THE

                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                                  BIGMAR, INC.

                            ------------------------

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

                            ------------------------


         We, the President and Secretary of Bigmar, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, in accordance with the provisions of
Section 103 thereof, do hereby certify as follows:

         Pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated and Amended Certificate of Incorporation, as amended (the "Certificate of Incorporation") filed with the Secretary of State of the State of Delaware on April 16th, 1996, the Board of Directors of the Corporation on July 19, 2002 adopted the following resolution creating a series of preferred stock designated as Series C Convertible Preferred Stock:

          RESOLVED, that the Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid and pursuant to the provisions of the Delaware Law, hereby certifies, fixes and determines the designation of the number of shares constituting, and the rights, preferences, privileges and restrictions relating to a new series of Preferred Stock, as follows:

         1.       DESIGNATION.

                  Fifty thousand (50,000) shares of the authorized shares of the Preferred Stock are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred").

         2.       DIVIDEND RIGHTS.

                  Holders of Series C Preferred shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds that are legally available therefore, cash dividends when, as and if declared by the Board of Directors. The Series C Preferred shall be on par with the Common Stock in terms of its right to receive dividends.


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         3.       VOTING RIGHTS.

                  (a) GENERAL RIGHTS. Except as otherwise provided herein or as required by law, the Series C Preferred shall be voted equally with the shares of the Common Stock of the Corporation and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series C Preferred shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder's aggregate number of shares of Series C Preferred are convertible (pursuant to Section 5 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

                  (b) SEPARATE VOTE OF SERIES C PREFERRED. For so long as at least a majority of the shares of Series C Preferred (subject to adjustment for any stock split, reverse stock split or other similar event affecting the Series C Preferred) issued hereunder remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least a majority of the outstanding Series C Preferred shall be necessary for effecting or validating any amendment, alteration, or repeal of any provision of the Certificate of Incorporation (including any filing of a Certificate of Designation), that materially alters or changes the voting powers, preferences, or other special rights or privileges, or restrictions of the Series C Preferred in a manner different than other classes of stock.

         4.       LIQUIDATION PREFERENCE.

                  (a) Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Junior Stock, the holders of Series C Preferred shall be entitled to be paid out of the assets of the Corporation an amount per share of Series C Preferred equal to $0.01 per share plus all declared and unpaid dividends on the Series C Preferred (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) for each share of Series C Preferred held by them. The liquidation rights of the Series C Preferred shall be subordinate to the liquidation rights of the Series A or Series B Preferred Stock, but senior to those of the Common Stock, in terms of time and right to payment.

                  (b) After the payment of the full liquidation preference of the Series C Preferred, and any other distribution that may be required with respect to any series of Series C Preferred that may from time to time come into existence, the holders of Preferred Stock and Common Stock shall share ratably (treating the Preferred Stock on an as-converted basis) in all remaining assets.

                  (c) The merger or consolidation of the Corporation into or with another corporation, or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4. The sale of all or substantially all of the assets of the Corporation, shall be deemed as a liquidation, dissolution, or winding up of the Corporation and shall entitle the holders of Series C Preferred to receive the liquidation amount as specified in this Section 4 at the closing of such sale, in cash, securities, or other property. The amount deemed distributed to the holders of Series C Preferred upon any such merger, consolidation, or sale of all or substantially all of the assets in cash or if paid in securities or other property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors of the Corporation.


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         5.       CONVERSION RIGHTS.

                  The holders of the Series C Preferred shall have the following rights with respect to the conversion of the Series C Preferred into shares of Common Stock (the "Conversion Rights"):

                  (a) OPTIONAL CONVERSION. Either the Corporation at its sole option, or the holders of the Series C Preferred shall have the right to convert the Series C Preferred shares, at their option, at any time, into shares of Common Stock of the Corporation at the conversion rate of one thousand (1,000) shares of Common Stock for each share of Series C Preferred, subject to adjustment pursuant to the provisions of this Section 5.

                  (b) MECHANICS OF CONVERSION. Each holder of Series C Preferred who desires to convert the same into shares of Common Stock pursuant to Section 5(a) shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or any transfer agent for the Series C Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series C Preferred being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash, or to the extent sufficient funds are not then legally available therefore, in Common Stock (at the Common Stock's fair market value determined by the Board of Directors as of the date of such conversion), any cumulated and unpaid dividends (whether or not declared) on the shares of Series C Preferred being converted and (ii) in cash (at the Common Stock's fair market value determined by the Board of Directors as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Series C Preferred. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series C Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date. Notwithstanding any other provision of this instrument, the Corporation shall be under no obligation to convert any shares of Series C Preferred into shares of Common Stock, unless in the sole discretion of the Board of Directors, there is sufficient authorized and unissued Common Stock to satisfy all of the Corporation's needs at the time of the requested conversion. The Corporation may convert any or all of the Series C Preferred, at its sole discretion, upon notice to the holder or holders at the address or addresses last provided by the holder(s).

                  (c) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the date that the first share of Series C Preferred is issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series C Preferred, the Series C Preferred conversion rate in effect immediately before that subdivision shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series C Preferred, the Series C Preferred conversion rate in effect immediately before the combination shall be proportionally decreased. Any adjustment under this
Section 5(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.


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                  (d) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS.
If the Corporation at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event each share of the Series C Preferred shall be entitled to receive such dividend or distribution in an amount per share equal to the amount per share of Common Stock multiplied by the conversion rate, as adjusted.

                  (e) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series C Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), in any such event each holder of Series C Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series C Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                  (f) REORGANIZATIONS, MERGERS OR CONSOLIDATIONS. If at any time or from time to time after the Original Issue Date, there is a merger or consolidation of the Corporation with or into another corporation or another entity or person (other than an Acquisition or Asset Transfer (as those terms are defined below) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as a part of such capital reorganization, a provision shall be made so that the Series C Preferred shall be converted automatically into Common Stock without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Immediately prior to closing of such a transaction, the holders of Series C Preferred and Common Stock shall share ratably (treating the Series C Preferred on an as-converted basis) based on the number of shares held by each such holder in receipt of consideration from the acquiring entity.

                  (g) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Series C Preferred Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series C Preferred, if the Series C Preferred is then convertible pursuant to this Section 5, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series C Preferred at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Series C Preferred conversion rate at the time in effect, (iii) the number of Additional Shares of Common Stock and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series C Preferred.



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                  (h) NOTICES OF RECORD DATE. Upon (i) any taking by the
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any Asset Transfer, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series C Preferred at least ten (10) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

                  (i) AUTOMATIC CONVERSION.

                           (i) All shares of Series C Preferred shall be
automatically converted into Common Stock at the then applicable conversion rate in the event (i) that the authorized number of shares of Common Stock of the Corporation is increased to 25,000,000 or more or (ii) upon an Asset Transfer or Acquisition.

                           (ii) An "Acquisition" shall mean any consolidation or
merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than 50% of the Corporation's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation's voting power is transferred (an "Acquisition"); and an "Asset Transfer" shall mean a sale, lease or other disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer").


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                  (j) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series C Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series C Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board of Directors) on the date of conversion.

                  (k) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. If, and only if, the Corporation's authorized Common Stock is increased to 25,000,000 or more, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred.

                  (l) NOTICES. Any notice required by the provisions of this
Section 5 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

                  (m) PAYMENT OF TAXES. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series C Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series C Preferred so converted were registered.

                  (n) NO DILUTION OR IMPAIRMENT. Without the consent of the holders of then outstanding Series C Preferred as required under Section 3(b), the Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred against dilution or other impairment.

         6.       NO REISSUANCE OF SERIES C PREFERRED.

                  Shares of Series C Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise may be reissued.


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         FURTHER RESOLVED that the statements contained in the foregoing resolutions creating and designating the number, powers, preferences and designations, preferences and relative rights other distinguishing characteristics thereof shall, upon the effective date of such series, be deemed to be included in and be a part of the Certificate of Incorporation of the Corporation pursuant to the provisions of the Delaware Law.

         The foregoing resolutions were duly adopted by the unanimous action of the Board of Directors without the requirement of shareholder action by meeting held on July 19, 2002 pursuant to the Certificate of Incorporation and the provisions of the Delaware Law.



                            [SIGNATURE PAGE FOLLOWS]





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         IN WITNESS WHEREOF, Bigmar, Inc. has caused this Certificate of
Designations, Preferences and Relative Rights and Other Distinguishing Characteristics of the Series C Preferred of Bigmar, Inc. to be executed by its duly authorized officer, on this third day of February, 2003.



                                                   BIGMAR, INC.



                                                   /s/ John G. Tramontana
                                                   -----------------------------
                                                   John Tramontana, President

                                                   /s/ Philippe R. Rohrer
                                                   -----------------------------
                                                   Philippe R. Rohrer, Secretary





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